EMPLOYMENT AGREEMENT

          AGREEMENT, dated as of April 1, 2002, between Vital Living, Inc., a Nevada corporation (the "Company"), and Stuart Benson (the "Executive").

                                  Recitals

      WHEREAS, Company is currently seeking working capital financing in the minimum amount of $5,000,000 (the "Financing").

     WHEREAS, Company, upon securing a minimum of $2,900,000 of the Financing, or other financing acceptable to Company (such date shall be the "Effective Date"), the Company wishes to secure the services of the Executive, on and subject to the terms and conditions set forth in this Agreement, and the Executive is willing to provide such services on and subject to the terms and conditions set forth in this Agreement.

     NOW THEREFORE, in consideration of the above recitals and the mutual promises and conditions in this Agreement, and other good and valuable considerations, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Term of Services. The Executive's "term of employment", as this phrase is used throughout this Agreement, shall be for the period beginning on the first business day following Effective Date and ending on the third anniversary thereof, subject, however, to earlier termination as expressly provided herein.

2. Employment. The Company shall, during the term of employment, employ the Executive, and the Executive shall serve as, Executive Vice President of the Company, the Executive shall have such other functions, duties, powers and responsibilities as the Board of Directors shall designate from time to time which are normally associated with the position of Executive Vice President reasonably comparable to Company. During the period of his employment hereunder, Executive shall devote the majority of his business time, interest attention, and effort to the faithful performance of his duties hereunder. The Executive shall, without additional compensation, be elected to serve as a member of the Board of
   Directors  of  the  Company  as well as any  committee  of  the  Board  of
   Directors of the Company to which he may be elected or appointed from time to time. During the term hereof, Executive shall not materially vary the terms of his employment with the Company, without the specific written authorization from the Board of Directors.

3. Place of Employment. The Executive's principal place of employment shall be the Phoenix, Arizona metropolitan area, and may change from time to time, subject to such reasonable travel as the rendering of the services hereunder may require. Company acknowledges and agrees that Executive shall remain a resident of Los Angeles, California during the term of employment but shall be required to a substantial portion of his time and services required hereunder in metropolitan Phoenix, Arizona.

4. Compensation; Other Agreements.

   4.1Base Salary. Upon successful closing of the Financing, as determined by the Company's Board of Directors, the Company shall pay or cause to be paid to the Executive, during the first year of the term of employment, a base salary of $80,000 per annum (the "Base Salary") paid monthly in equal installments on the 15th and 30th of each month, with the last installments prorated from the Effective Date.

       Executive's Base Salary shall increase to $120,000 on the first anniversary of the Effective Date and continue for the term of this Agreement.

   4.2Reimbursement.   The Company shall pay or reimburse the  Executive  for
       all  reasonable  and  necessary  expenses  incurred  or  paid  by  the
       Executive in the performance of his services hereunder upon presentation of expense statements or vouchers or such other supporting information as the Company may customarily require of its executives.

   4.3Vacation  Policy.  The Executive shall be entitled to paid vacation  in accordance with the vacation policy of the Company; provided, however, that the Executive shall be entitled to at least two weeks paid vacation during each year of the term of employment.

       4.4 Signing Bonus. Assuming the Financing is secured, as an inducement for Executive to begin his employment with Company, Company agrees to compensate Executive with a $150,000 cash signing bonus to be paid on the first business day following the date that the company is in receipt of the net proceeds of the Financing, as determined by the Board of Directors.

   4.5Warrant. Concurrently with the execution of this Agreement, the Company and Executive shall enter into the Warrant Agreement attached hereto as Exhibit A.

5. Non Competition During and After Term of Employment. During the employment term, and for a period of two (2) years from the last date of employment, Executive shall not, directly or indirectly, whether as a partner, employee, creditor, shareholder, or otherwise, promote, participate, or engage in any activity or other business directly competitive with the Company's business, except with express permission of the Board of Directors. In addition, Executive, while employed, shall not take any action without the Company's prior written consent to establish, form, or become employed by a competing business on termination of employment by the Company, Executive's failure to comply with the provisions of the preceding sentence shall give the Company the right (in addition to all other remedies the Company may have) to terminate any benefits or compensation to which Executive may be otherwise entitled following termination of this Agreement.

6. Termination by the Company. The Company may terminate this Agreement for cause if any one or more of the following shall occur:

   6.1The Executive shall die during the term of employment; provided, however, that the Executive's beneficiaries shall be entitled to receive his Base Salary, or any accrual thereof, through the last day of the month in which his death occurs.

   6.2The  Executive shall become physically or mentally disabled so that  he is unable to perform or substantially perform his services for (i) a period of sixty (60) consecutive days, or (ii) for shorter periods aggregating sixty (60) days during any twelve-month period. Notwithstanding such disability the Company shall continue to pay the Executive his Base Salary, or any accrued portion thereof, through the date of such termination.

      For  purposes  of  this Section 6.2, "physically or mentally  disabled"
       shall mean the physical or mental inability of Executive to perform all or substantially all of his regular duties for the Company and effectively participate in the business affairs of the Company. If the Executive, or his personal representative, and the Company cannot agree on whether the Executive is physically or mentally disabled for purposes of this Section 6.2, the Executive, or his personal representative, and the Company shall each designate a medically qualified arbitrator and the two (2) arbitrators so selected shall make this determination prior to any termination of this Agreement. If the two (2) arbitrators cannot agree on the determination of disability within thirty (30) days of their appointment, they shall select an independent medically qualified arbitrator who shall unilaterally make such determination prior to any termination of this Agreement. All arbitrators shall be entitled to receive and rely on any medical or other advice which they shall deem necessary and required to enable them to make their determination and their decision shall be final and binding on the Executive and his heirs, successors and assigns. The Executive and the Company shall each pay the expenses for the arbitrator they select and shall equally share the expenses of the third arbitrator, if any.

   6.3The  Executive  acts in a manner that provides Cause  for  termination.
       For the purposes of this Agreement, the term "Cause" means (i) the conviction of the Executive of any felony involving moral turpitude, or (ii) any act of fraud, theft or embezzlement by the Executive involving assets of the Company.

7. Termination by the Executive. The Executive may terminate this Agreement on sixty (60) days written notice to the Company.

8. Severance. If the Company terminates this Agreement without Cause, then: the Company shall pay the Executive a lump sum cash payment (the "Severance Payment") equal to twelve (12) months current Base Salary, payable on the date of termination of this Agreement. If the Executive terminates this Agreement, the Company shall pay the Executive through the last day of employment, plus any accrued Base Salary, vacation or sick time.

9. Benefits. During the term of employment the Executive shall be eligible to participate in any 401(K), pension, group insurance, hospitalization, medical, dental, accident, disability or similar plan or program of the Company now existing or established hereafter to the extent that he is eligible under the general provisions hereof.

   9 (a)    The  Company will pay the entire monthly health premium  for  the executive, which will include coverage for his immediate family (wife and dependent children). The Executive will be responsible for any co-pays or deductibles.

10.Notices.    All  notices,  requests,  consents  and  other  communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by reputable overnight courier, prepaid, or mailed first-class, postage prepaid, by registered or certified mail, as follows (or to such other or additional address as either party shall designated by notice in writing to the other in accordance herewith):

          (i)  If to the Company:

                    Vital Living, Inc
                    2800 South Rural Rd.
                    Tempe, AZ 85282

        (ii) If to the Executive, to the address set forth on the records of the Company. With a copy to:

                    Barry Kurtz, Esq.
                    Barry Kurtz, A Professional Corporation
                    1600 Ventura Boulevard, Suite 1000
                    Encino, California  91436-2730

11.Nonsolicitation.  During the term of this Agreement and for  a  period  of three (3) years after its termination Executive will not (a) directly or indirectly recruit, solicit or otherwise influence any member of the
   Company, or any distributor of the Company to discontinue any relationship with the Company; (b) employ or seek to employ, or cause or permit any business which competes directly or indirectly with the Company (the "Competitive Business") to employ or seek to employ for any Competitive Business any person who is then (or was at any time within six months prior to the date Executive or the Competitive Business employs or seeks to employ such person) a distributor for the Company; or
   (c) interfere with, or disrupt or attempt to disrupt any past, present or prospective relationship, contractual or otherwise, between the Company and any customer, employee, distributor or agent of the Company.

12.Non-Disclosure  of  Information.   The  Executive  acknowledges  that  the
   databases of the Company (collectively, the "Proprietary Information") are valuable, special and unique assets of the Company, access to and knowledge of which are essential to the performance of the Executive hereunder. In light of the highly competitive nature of the industry in which the Company's business is, the Executive agrees that all
   Proprietary Information, heretofore or in the future obtained by the Executive as a result of the Executive's association with the Company, shall be considered confidential.

   In recognition of this fact, the Executive agrees that the Executive will never use or disclose any of such Proprietary Information for the Executive's own purposes or for the benefit of any person or other entity or organization (except the Company) under any circumstances unless such Proprietary Information has been publicly disclosed generally or, unless upon written advice of legal counsel reasonably satisfactory to the Company, the Executive is legally required to disclose such Proprietary Information.

13.General.

   13.1 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Arizona applicable to agreements made and to be performed entirely in Arizona.

   13.2      Captions.   The  section  headings  contained  herein  are   for
       reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

   13.3 Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior agreements, arrangements and understandings, written or oral, between the parties.

   13.4 Representations. The Company represents and warrants to the Executive that this Agreement is legal, valid and binding on the Company, enforceable in accordance with its terms. No representation, promise or inducement has been made by either party that is not expressly stated in this Agreement, and neither party shall be bound by or be liable for any alleged representation, promise or inducement not so set forth.

   13.5 Assignment. This Agreement and the Executive's rights and obligations hereunder may not be assigned by the Executive. This Agreement will be binding on any successors or assigns of the Company.

   13.6 Amendments; Waivers. This Agreement may be amended, modified, superseded, canceled, renewed or extended and the terms or covenants hereof may be waived only by written instrument executed by both of the parties hereto, or in the case of a waiver, by the party waiving compliance. The failure of either party at any time or times to require performance of any provision hereof shall in no manner affect such party's right at a later time to enforce the same. No waiver by either party of the breach of any term or covenant contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such breach, or a waiver of the breach of any other terms or covenant contained in this Agreement.

   13.7 Beneficiaries. Whenever this Agreement provides for any payment to the Executive's estate, such payment may be made instead to such beneficiary or beneficiaries as the Executive may designate in writing filed with the Company. The Executive shall have the right to revoke any such designation and to redesignate a beneficiary or beneficiaries by written notice to the Company (and to any applicable insurance company) to such effect.

   13.8     Validity;  No Mitigation.  The invalidity or unenforceability  of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect. In the event of the termination of this Agreement by the Executive pursuant to Section 6, the Executive shall not be required to seek other employment in order to mitigate his damages hereunder, and, regardless of the period with respect to which paid, no compensation or other payments from any other employment, services or activity of the Executive shall be applied by the Company in reduction of or be payable or paid by the Company pursuant to this Agreement.

   13.9     Counterparts.   This Agreement may be executed  in  one  or  more
       counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

   13.10 Resolution of Disputes. Any dispute or controversy arising with respect to this Agreement may be referred by either party to JAMS/ENDISPUTE for resolution in JAMS/ENDISPUTE. Any such proceedings shall take place in Arizona before an arbitrator appointed in accordance with the procedures of JAMS/ENDISPUTE. The resolution of any such dispute or controversy by such arbitrator shall be final and binding. Judgment upon the award rendered by such arbitrator may be entered in any court having jurisdiction thereof, and the parties consent to the jurisdiction of the Arizona state courts for this purpose. The prevailing party shall be entitled to recover the costs of arbitration (including reasonable attorneys' fees and the fees of experts) from the losing party. If at the time any dispute or controversy arises with respect to this Agreement, JAMS/ ENDISPUTE is not in business or is no longer providing arbitration services, then the American Arbitration Association shall be substituted for JAMS/ENDISPUTE for the purposes of the foregoing provisions of this section.





                         [SIGNATURE PAGE TO FOLLOW]

   IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.


COMPANY

Vital Living, Inc., a Nevada corporation


By:/s/ Brad Edson
       Brad Edson, CEO


EXECUTIVE



/s/ Stuart Benson
Stuart Benson

EXHIBIT A

                                   WARRANT

     THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAW, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT OR ANY APPLICABLE STATE SECURITIES LAWS. AS A CONDITION TO SALE OR OTHER TRANSFER OF THE SECURITY, THE COMPANY MAY, AT ITS OPTION, REQUIRE THE PROPOSED TRANSFEROR HEREOF TO DELIVER TO THE COMPANY AN OPINION OF COUNSEL, WHICH OPINION AND WHICH COUNSEL SHALL BE SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRE FOR SUCH PROPOSED SALE OR OTHER TRANSFER.

Warrant # W. - _____________

To Purchase 1,340,000 Shares of Common Stock ($0.001 par value)


                             VITAL LIVING, INC.

             Incorporated Under the Laws of the State of Nevada


                                   Warrant


      1. Basic Terms. This certifies that the registered owner is entitled, subject to the terms and conditions of this Warrant, at any time and from time to time, in whole or in part, from the time set forth in Paragraph 3 below until the expiration date, to purchase 1,340,000 shares of the Common Stock, par value $0.001 (the "Common Stock"), of Vital Living, Inc. (the "Company") from the Company at the purchase price set forth in Paragraph 2 below, on delivery of this Warrant to the Company with the exercise form duly executed and payment of the purchase price (in cash or by certified or bank cashier's check payable to the order of the Company) for each share purchased.

Registered Owner: BENSON TRUST No. 2,

     2.  Purchase Price.  The purchase price per share shall be $1.50.

     3.  Exercise of Warrants.

       3.1  When Exercisable. At any time prior to the expiration of the five
(5)  year  period  commencing  upon  the Effective  Date  of  the  Employment

Agreement to which this Warrant is an Exhibit (the "Expiration Date"), Holder shall have the right to exercise this warrant to purchase in whole or in part the Shares of Common Stock. This Warrant shall expire, become void and be of no further force or effect after the Expiration Date.

       3.2 Payment. Subject to compliance with the terms and conditions of this Warrant and applicable securities laws, this Warrant may be exercised according to the provisions set forth in Section 3.1 by the delivery (including, without limitation, delivery by facsimile) of the form of Notice of Exercise attached hereto as (the "Notice of Exercise"), duly executed by the Holder, at the principal office of the Company, and as soon as practicable after such date, surrendering

          (i)  this Warrant at the principal office of the Company, and

           (ii) payment, (i) in cash (by check) or by wire transfer, (ii) by cancellation by the Holder of indebtedness of the Company to the Holder; or
(iii) by a combination of (i) and (ii), of an amount equal to the product obtained by multiplying the number of shares of Common Stock being purchased upon such exercise by the then effective Purchase Price (the "Exercise Amount").

       3.3 "Easy Sale" Exercise. When, and if, the Company's Common Stock is traded on the NASDAQ, AMEX, NYSE or like stock exchange with quantitative and qualitative listing requirements, Holder may, in lieu of the payment methods set forth in Section 3.2(ii) above, when permitted by law and applicable regulations (including Nasdaq and NASD rules), pay the Purchase Price through a "same day sale" commitment from the Holder (and if applicable a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer"), whereby the Holder irrevocably elects to exercise this Warrant and to sell a portion of the shares so purchased to pay the Purchase Price and the Holder (or, if applicable, the NASD Dealer) commits upon sale (or, in the case of the NASD Dealer, upon receipt) of such shares to forward the Purchase Price directly to the Company.

        3.4 Company Contribution. At any time that the Holder exercises its rights to purchase Shares of Common Stock pursuant to this Warrant, the Company hereby agrees to further compensate the Holder by paying half of the Purchase Price per share ($0.75) for each share of common stock the Holder exercises.

       3.5 Stock Certificates; Fractional Shares. As soon as practicable on or after the date of any exercise of this Warrant, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of whole shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share equal to such fraction of the current Fair Market Value of one whole share of Common Stock as of such date of exercise. No fractional shares or scrip representing fractional shares shall be issued upon an exercise of this Warrant.

       3.6 Partial Exercise; Effective Date of Exercise. In case of any partial exercise of this Warrant, the Company shall cancel this Warrant upon surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares of Common Stock purchasable hereunder.

This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above. The person entitled to receive the shares of Common Stock issuable upon exercise of this Warrant shall be treated for all purposes as the holder of record of such shares as of the close of business on the date the Holder is deemed to have exercised this Warrant.

       3.7 Termination of Purchase Right.

       (i) For Cause. If the Holder is terminated by the Company for Cause (as defined in the Employment Agreement) the Holder shall have fifteen
(15) days to exercise and purchase all of the Shares of Common Stock. Following the expiration of the fifteen (15) day period this Warrant shall become null and void and the Holder's right to acquire any shares of Common Stock pursuant to this Warrant shall cease.

       (ii) Termination other than for Cause. If the Holder's engagement with the Company is terminated other than pursuant to a termination by the Company for Cause (as defined in the Employment Agreement) the Holder shall have the right to purchase all of the Shares at any time prior to and until the Expiration Date.

      4. Company's Covenants as to Common Stock. Shares deliverable on the exercise of this Warrant shall, at delivery, be fully paid and non-assessable, free from taxes, liens, and charges with respect to their purchase. The Company shall take any necessary steps to assure that the par value per share of the Common Stock issuable hereunder is at all times equal to or less than the then current Warrant purchase price per share of the Common Stock issuable pursuant to this Warrant. The Company shall at all times reserve and hold available sufficient shares of Common Stock to satisfy all conversion and purchase rights of all outstanding convertible securities, options, and warrants, including, without limitation, this Warrant.

     5. Method of Exercise. The purchase rights represented by this Warrant are exercisable at the option of the registered owner in whole at any time, or in part, from time to time, within the period above specified. In case of the exercise of this Warrant for less than all shares purchasable, the Company shall cancel the Warrant and execute and deliver a new Warrant of like tenor and date for the balance of the shares purchasable.

     6. Limited Rights of Owner. This Warrant does not entitle the owner to any voting rights or other rights as a shareholder of the Company, or to any other rights whatsoever except the rights herein expressed. No dividends are payable or will accrue on this Warrant or the shares purchasable hereunder until, and except to the extent that, this Warrant is exercised.

      7. Exchange or Other Denominations. This Warrant is exchangeable, on its surrender by the registered owner to the Company, for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of shares purchasable hereunder in denominations designated by the registered owner at the time of surrender.

      8.   Transfer.   Except as otherwise above provided,  this  Warrant  is
transferable only on the books of the Company by the registered owner in person or by attorney, on surrender of this Warrant, properly endorsed.

      9. Recognition of Registered Owner. Prior to due presentment for registration of transfer of this Warrant, the Company may treat the registered owner as the person exclusively entitled to receive notices and otherwise to exercise rights hereunder.

      10. Effect of Stock Split, etc. If the Company, by stock split, stock dividend, reverse split, reclassification of shares, or otherwise, changes as a whole the outstanding Common Stock into a different number or class of shares, then: (1) the number and/or class of shares as so changed shall, for the purposes of this Warrant, replace the shares outstanding immediately prior to the change; and (2) the Warrant purchase price in effect, and the number of shares purchasable under this Warrant, immediately prior to the date upon which the change becomes effective, shall be proportionately adjusted (the price to the nearest cent). Irrespective of any adjustment or change in the Warrant purchase price or the number of shares purchasable under this or any other Warrant of like tenor, the Warrants therefore and thereafter issued may continue to express the Warrant purchase price per share and the number of shares purchasable as the Warrant purchase price per share and the number of share purchasable were expressed in the Warrant when initially issued.

      11. Effect of Merger, etc. If the Company consolidates with or merges into another corporation, the registered owner shall thereafter be entitled, upon exercise of this Warrant, to purchase, with respect to each share of Common Stock purchasable hereunder immediately before the consolidation or merger becomes effective, the securities or other consideration to which a holder of one share of Common Stock is entitled in the consolidation or merger without any change in or payment in addition to the Warrant purchase price in effect immediately prior to the merger or consolidation. The Company shall take any necessary steps in connection with a consolidation or merger to assure that all the provisions of this Warrant shall thereafter be applicable, as nearly as reasonably may be, to any securities or other consideration so deliverable on exercise of this Warrant. The Company shall not consolidate or merge unless, prior to consummation, the successor corporation (if other than the Company) assumes the obligations of this paragraph by written instrument executed and mailed to the registered owner at the address of the owner on the books of the Company. A sale or lease of all or substantially all the assets of the Company for a consideration (apart from the assumption of obligations) consisting primarily of securities is a consolidation or merger for the foregoing purposes.

      12. Notice of Adjustment. On the happening of an event requiring an adjustment of the Warrant purchase price or the shares purchasable hereunder, the Company shall forthwith give written notice to the registered owner stating the adjusted Warrant purchase price and the adjusted number and kind of securities or other property purchasable hereunder resulting from the event and setting forth reasonable detail of the method of calculation and the facts upon which the calculation is based. The Board of Directors of the Company, acting in good faith, shall determine the calculation.

      13. Notice and Effect of Dissolution, etc. In case a voluntary or involuntary dissolution, liquidation, or winding up of the Company (other than a connection with a consolidation or merger covered by Paragraph 11 above) is at any time proposed, the Company shall give at least 30 days' prior written notice to the registered owner. Such notice shall contain:

(1) the date on which the transaction is to take place; (2) the record date (which shall be at least 30 days after the giving of the notice) as of which holders of Common Stock will be entitled to receive distributions as a result of the transaction: (3) a brief description of the transaction; (4) a brief description of the distributions made to holders of Common Stock as a result of the transaction and (5) an estimate of the fair value of the distributions. On the date of the transaction, if it actually occurs, this Warrant and all rights hereunder shall terminate.

     14. Registration of Common Stock. Neither this Warrant nor the shares of Common Stock issuable upon exercise hereof, have been registered under the Securities Act of 1933, as amended. The initial Holder hereof has delivered to Vital Living, Inc. a written statement to the effect that he is purchasing this Warrant for his own account for investment and not with a view to or for sale in connection with any distribution thereof except in conformity with the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations promulgated thereunder, and applicable state securities laws, and has further agreed that this Warrant may also state that it may not be sold or transferred in the absence of an effective registration statement under the Securities Act of 1933, and applicable state securities laws, or an opinion of counsel which opinion shall be satisfactory to Vital Living, Inc. to the effect that there is an exemption therefrom. In addition, the initial Holder hereto agrees to deliver to Vital Living, Inc. a similar written statement with respect to any shares of Common Stock purchased upon the conversion of this Warrant unless such shares have at the time of issuance been registered under the Securities Act of 1933, as amended, and applicable state securities laws.

      15. Method of Giving Notice; Extent Required. Notices shall be given by first class mail, postage prepaid, addressed to the registered owner at the address of the owner appearing in the records of the Company.


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the ______ day of ______________, 2002.


COMPANY

Vital Living, Inc., a Nevada corporation


By: _______________________________________
      Brad D. Edson, CEO



HOLDER


__________________________________________
Maire Hughes, Trustee

Exercise Form

             (To be executed by the registered owner to purchase

                    Common Stock pursuant to the Warrant)



To:  Vital Living, Inc.
     2800 South Rural Road
     Tempe, AZ  85282



The undersigned hereby: (1) irrevocably subscribed for ___________ shares of your Common Stock pursuant to this Warrant, and encloses payment of $_____________ therefor, (2) requests that a certificate for the shares be issued in the name of the undersigned and delivered to the undersigned at the address below; and (3) if such number of shares is not all of the shares purchasable hereunder, that a new Warrant of like tenor for the balance of the remaining shares purchasable hereunder be issued in the name of the undersigned and delivered to the undersigned at the address below.



Date:               _____________________

Signature:          _________________________________________________________
               (Please sign exactly as name appears on Warrant)

Printed Name:       _________________________________________________________

Address:            _________________________________________________________

                    _________________________________________________________

Taxpayer ID No.:    _________________________________________________________

                               ASSIGNMENT FORM



      (To be executed by the registered owner to transfer the Warrant)


      For value received the undersigned hereby sells, assigns, and transfers to:



Name           ___________________________________________________________


Address        ___________________________________________________________

               ___________________________________________________________


this Warrant irrevocably appoints ________________________ attorney (with full power of substitution) to transfer this Warrant on the books of the Company.


Date: ___________________________


__________________________________________________________
(Please sign exactly as name appears on Warrant)

Taxpayer ID No. ___________________


In the presence of _______________________

Signature guaranteed by:



______________________________________